Equity Offerings	12 Months Ended
Dec. 31, 2012
Equity Offerings [Abstract]
Equity Offerings
Equity Offerings

On May 3, 2012, the Company entered into the Purchase Agreement, by and among the Company and TPG Pantera.  Pursuant to the terms of the Purchase Agreement, on June 5, 2012, the Company issued to TPG Pantera 4.3 million shares, or approximately $48.4 million, of common stock and approximately 13.5 million shares, with an initial liquidation value of $151.6 million, of Series E Preferred Stock.  Parkway incurred approximately $13.9 million in transaction costs as it related to the issuance of equity and these were recorded as a reduction to proceeds received. During the year ended December 31, 2012, the Company issued an additional 6,666 shares of Series E Preferred Stock and 11,733 shares of common stock to TPG Pantera in lieu of director's fees and paid approximately $5.0 million and $1.0 million in dividends on common stock and Series E Preferred Stock, respectively, to TPG Pantera.

At a special meeting of stockholders held on July 31, 2012, the stockholders approved, among other things, the right to convert, at the option of the Company or the holders, shares of the Series E Preferred Stock into shares of the Company's common stock. On August 1, 2012, the Company delivered a conversion notice to TPG Pantera and all shares of Series E Preferred Stock were converted into common stock on a one-for-one basis.

On December 10, 2012, the Company completed a public offering of 13.5 million shares of its common stock, plus an additional 1.2 million shares of its common stock issued and sold pursuant to the exercise of the underwriters' option to purchase additional shares in full, at the public offering price of $13.00 per share.  The net proceeds from the offering, after deducting the underwriting discount and offering expenses, were approximately $184.8 million.  The Company used a significant portion of the proceeds of the offering to fund its recent acquisitions.